SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
  [ ] Preliminary proxy statement
  [ ] Confidential, for Use of the Commission Only
  [X] Definitive proxy statement
  [ ] Soliciting  material pursuant to Rule 14a-11(c) or  Rule 14a-12

                             INFODATA SYSTEMS INC.
 -----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   [X]     No fee required

   [ ]     Fee computed on table below per Exchange Act Rules  14a-6(i)(4) and
           0-11.

     (1) Title of each class of securities to which transactions applies:
 -----------------------------------------------------------------------------


     (2) Aggregate number of securities to which transactions applies:
 -----------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 -----------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:
 -----------------------------------------------------------------------------


     (5) Total fee paid:
 -----------------------------------------------------------------------------
   [ ]     Fee paid previously with preliminary materials.
 -----------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
 -----------------------------------------------------------------------------


     (2) Form, schedule or registration statement no.:
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     (3) Filing party:
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     (4) Date filed:
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

                             INFODATA SYSTEMS INC.

                            Corporate Headquarters
                             12150 Monument Drive

                            Fairfax, Virginia 22033

                       --------------------------------

               NOTICE OF THE 1997 ANNUAL MEETING OF SHAREHOLDERS
                                 May 28, 1997

                       --------------------------------


The Annual Meeting of the Shareholders of Infodata Systems Inc. (the "Company") will be held at The Penn Club of New York, 30 West 44th Street, New York, NY 10036, on Wednesday, May 28, 1997, at 10:00 a.m. for the following purposes:

1. To elect seven directors to serve until their respective successors are elected and qualified;

2.   To approve the proposed 1997 Employee Stock Purchase Plan of the Company;
     and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on April 4, 1997, are entitled to notice of and to vote at the meeting. You are requested to sign, date, and return the accompanying proxy card in the enclosed, self-addressed envelope. You may withdraw your Proxy at the meeting if you are present and desire to vote your shares in person.

                                       By order of the Board of Directors

                                       Harry Kaplowitz, President

Dated:      Fairfax, Virginia
            April 30, 1997

       YOUR VOTE IS IMPORTANT, PLEASE RETURN YOUR SIGNED PROXY PROMPTLY.

                             INFODATA SYSTEMS INC.
                                PROXY STATEMENT

GENERAL INFORMATION

     The enclosed Proxy is solicited by the Company's Board of Directors. It may be revoked in writing at any time by written notice delivered to the President of the Company before it is voted or it may be withdrawn at the meeting and voted in person. If not revoked or withdrawn, the shares represented by the Proxy will be voted in the manner directed therein. If a choice is not specified, the Proxy will be voted FOR the election of the Board of Directors' nominees and FOR approval of the proposed 1997 Employee Stock Purchase Plan of the Company.

     A majority of the vote of shareholders present in person or by proxy is required for the election of the nominees to the Board of Directors. On April 4, 1997 the record date for eligibility to vote, the Company had 2,307,887 outstanding shares of Common Stock, par value $.03 per share. Each share of Common Stock outstanding is entitled to one vote. No other class of securities is issued or outstanding.

     A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes for the remainder of the meeting or adjournments thereof. Abstentions and broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) are counted only for purposes determining whether a quorum is present.

     Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed by the Company for the meeting. The number of shares represented at the meeting in person or by proxy will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.

BOARD COMMITTEES

     The Board of Directors is responsible for the overall affairs of the Company and held six meetings either in-person or by telephone during the year ended December 31, 1996. To assist it in carrying out this responsibility, the Board has delegated certain authority to several committees.

     The Executive Committee members are Richard T. Bueschel, Harry Kaplowitz, Robert M. Leopold and Richard M. Tworek. The Executive Committee may exercise any of the powers and perform any of the duties of the Board of Directors, subject to the provisions of the law and certain limits imposed by the Board of Directors. During the year ended December 31, 1996, either in-person or telephonic meetings of the Executive Committee were held on the average of twice per month.

     The Audit Committee members, Messrs. Leopold, Laurence C. Glazer and Millard H. Pryor, Jr., are assigned responsibility for recommending the accounting firm to be engaged as independent auditors; consulting with the independent auditors regarding the adequacy of internal accounting controls;

and reviewing the scope of the audit and the results of the audit examination. During 1996, the Audit Committee held two meetings.

     The Nominating Committee held one meeting in 1996. The Committee reviews and makes recommendations to the Board of Directors regarding the selection of nominees to serve as committee members of the Board as well as directors of the Company. Messrs. Bueschel, Leopold, and Isaac M. Pollak are members of the Nominating Committee.

     The Compensation Committee held five meetings either in-person or by telephone in 1996. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation and benefits policies and practices of the Company. The Committee is also assigned responsibility for reviewing and approving the compensation of officers of the Company. Messrs. Pryor, Glazer and Pollak are the members of the Compensation Committee.

     During 1996, each director attended at least 75% of the aggregate of the total meetings of the Board of Directors and the Committees of the Board on which he served.

                    PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Seven directors are to be elected by the shareholders, each director so elected to hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified. The persons named as proxies in the enclosed form intend to cast all votes for the election of the seven nominees of the Board of Directors listed below, unless the proxy instructs otherwise. In the event that any of the seven nominees should not continue to be available for election, discretionary authority will be exercised to seek a substitute. No circumstances are now known which would render any nominee unavailable.

INFORMATION ABOUT NOMINEES

     The ages, principal occupations, and employment during the past five years for each nominee for director are set forth below:

RICHARD T. BUESCHEL               AGE 64                   DIRECTOR SINCE 1992

     Mr. Bueschel became a director in 1992 and was named Chairman of the Board of the Company in January, 1993. He is Chairman and Chief Executive Officer of Northern Equities, Inc., an investment and management firm. He is Chairman of the Board of Directors of Communications Management Systems and a Director of Study.Net.

LAURENCE C. GLAZER                AGE 51                   DIRECTOR SINCE 1993

     Mr.  Glazer  became a director in August 1993.  He is currently a partner and founder of Buckingham Properties, a real estate development firm established in 1970, specializing in redevelopment and enhancement of urban property in Rochester, New York. Mr. Glazer is a member of the Board of Directors of Rochester Institute of Technology College of Business.

HARRY KAPLOWITZ                   AGE 53                   DIRECTOR SINCE 1980

     Mr. Kaplowitz is a founder of the Company and was elected Vice President in 1973, and Executive Vice President and Director in 1980. In 1989, he was promoted to President and Chief Operating Officer of the Company's INQUIRE Group. In 1990, he was named President of the Company. From January 1991 to January 1993, he served as Chairman of the Board of Directors of the Company.

ROBERT M. LEOPOLD                 AGE 71                   DIRECTOR SINCE 1992

     Mr. Leopold became a director in 1992. He is currently President of Huguenot Associates, Inc., a financial and business consulting firm. From 1986 to 1989, Mr. Leopold served as Chief Executive Officer of Insituform of North America, a provider of materials and technology for rehabilitation of underground pipes. Currently, he is a Director of Windsor Capital, Standard Security Life Insurance Company of New York, H.E.R.C. Products Incorporated, and Dental Services of America, Inc.

ISAAC M. POLLAK                   AGE 46                   DIRECTOR SINCE 1993

     Mr. Pollak became a director in March 1993. Since 1980, Mr. Pollak has been President and Chief Executive Officer of LGP Ltd., a developer and marketer of promotional items.

MILLARD H. PRYOR, JR.             AGE 63                   DIRECTOR SINCE 1992

     Mr. Pryor became a director in 1992. He is currently Managing Director of Pryor & Clark Company, an investment holding company. From 1988 to 1992, he was Chairman of Corcap, Inc., a corporation engaged in supplying services and products to the government. From 1972 to 1991, Mr. Pryor was Chairman of Lydall, Inc., a New York Stock Exchange listed company, which manufactures technical fiber materials. He is a Director of CompuDyne Corporation, Corcap, Inc., Wiremold Company, Hoosier Magnetics, Inc., Pacific Scientific Company, and The Hartford Funds.

RICHARD M. TWOREK                 AGE 40                   DIRECTOR SINCE 1996

     Mr. Tworek was elected Senior Vice President in 1995 and Executive Vice President and director in 1996. He joined the Company in 1995. Mr. Tworek was the founder of Merex, Inc., a designer and integrator of large, complex client/server document systems, and from 1989 to 1995 he served as its President.

                  PROPOSAL NO. 2 - APPROVAL OF 1997 EMPLOYEE
                              STOCK PURCHASE PLAN

     On April 23, 1997, the Board of Directors of the Company approved the adoption of the Company's 1997 Employee Stock Purchase Plan (the "SPP"). Approval of the SPP by the holders of a majority of the Company's outstanding shares of Common Stock present or represented at the Annual Meeting is required for the SPP to be duly adopted and become effective.

     The following description of the material provisions of the proposed SPP is qualified by reference to the full provisions of the SPP, a copy of which is set forth as Exhibit A to this Proxy Statement.

     ADMINISTRATION. The SPP will be administered by the Board of Directors of the Company and/or by a duly appointed committee of non-employee members of the Board having such powers as shall be specified by the Board. All subsequent references herein to the Board also includes any such committee of the Board. All questions of interpretation of the SPP or of any Purchase Right (defined below) will be determined by the Board and will be final and binding upon all persons having an interest in the SPP and/or any Purchase Right. Subject to the provisions of the SPP, the Board will determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the SPP, so long as all participants in the SPP who are granted Purchase Rights under the SPP have the same rights and privileges within the meaning of Section 423(b)(5) of the Internal Revenue Code of 1986, as amended (the "Code"). All expenses incurred in connection with the administration of the SPP will be paid by the Company.

     PURPOSE. The purpose of the SPP will be to provide eligible employees (defined below) with an opportunity to purchase Common Stock through payroll deductions. The SPP is intended as an employment incentive and to encourage stock ownership in order to participate in the possible future economic progress of the Company during the term of the SPP.

     ELIGIBLE EMPLOYEES. The SPP provides that any employee of the Company is eligible to participate, on a purely voluntary basis, in the SPP except no person who owns or holds options to purchase, or as a result of participation in the SPP would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company is entitled to participate in the SPP. Approximately 90 persons currently will be eligible to participate under the SPP.

     NUMBER OF SHARES RESERVED FOR THE SPP. The Board has reserved a total of 200,000 shares of the authorized but unissued Common Stock of the Company for issuance under the SPP.

     MATERIAL FEATURES OF THE SPP. Each offering of Common Stock under the SPP is for a period of three months (an "Offering Period"), commencing on the first day of January, April, July and October (beginning with July 1, 1997) and ending on the last day of March, June, September and December, respectively of the same year. At the end of each Offering Period, shares are issued based on the payroll deductions accumulated during that Offering Period. Participation in the SPP is limited to eligible employees who authorize payroll deductions pursuant to the SPP. Such payroll deductions must be at least 1% but may not exceed 15% of an employee's compensation. Once an employee becomes a participant in the SPP, that employee will automatically participate in each successive offering until such time as that employee withdraws from an offering or the SPP, becomes ineligible to participate in the SPP, or his or her employment ceases.

     The purchase price per share at which the shares of the Company's Common Stock are sold in an offering will be set by the Board; provided, however, that the purchase price shall not be less than 85% of the lesser of the fair market value of the Common Stock on the first or the last day of the Offering Period. Subject to certain limitations, the number of shares of the Company's Common Stock a participant purchases in an Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during the Offering Period by the purchase price per share. Participants may not purchase shares of the Company's Common Stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of the Company's Common Stock on the first day of the Offering Period in which the shares are purchased). Any cash not applied to the purchase of shares will be returned to the participant unless the amount of such cash is less than the amount necessary to purchase a whole share of Common Stock, in which case the Company may establish procedures to apply the remaining amount to a subsequent Offering Period.

     A participant may withdraw from an offering at any time without affecting his or her eligibility to participate in future offerings. However, once a participant withdraws from an offering, that participant may not again participate in the same offering. A participant also may withdraw from the SPP at any time.

     The Board of Directors may at any time amend or terminate the SPP, except that the approval of the Company's stockholders is required within twelve months of the adoption of any amendment increasing the number of shares authorized for issuance under the SPP (other than due to a change in the capitalization of the Company such as a stock split or stock dividend). The SPP will terminate at the time determined by the Board of Directors or when all the shares reserved for issuance under the Purchase Plan have been issued, whichever occurs first.

     TRANSFERABILITY.   The  right  to  purchase   shares  under  the  SPP  is
non-transferable.

     SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE SPP. The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the SPP and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

     A participant recognizes no taxable income either as a result of commencing to participate in the SPP or purchasing shares of the Company's Common Stock under the terms of the SPP. However, amounts deducted from a participant's paycheck in order to purchase Shares under the SPP are taxable as part of the participant's compensation (and included in the participant's W-2 income) and deductible to the Company.

     If a participant disposes of shares purchased under the SPP within two years from the first day of the applicable Offering Period or within one year from the date of purchase (which is the last day of an Offering Period) (a "disqualifying disposition"), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than twelve months, otherwise it will be short-term.

     If the participant disposes of shares purchased under the SPP at least two years after the first day of the applicable Offering Period and at least one year after the date of purchase, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable Offering Period. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

     If the participant still owns the shares at the time of death, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the Offering Period in which the shares were purchased will constitute ordinary income in the year of death.

     The Company will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition. In all other cases, no deduction is allowed to the Company except as otherwise described above.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE ADOPTION OF THE SPP.

        EXECUTIVE COMPENSATION, TRANSACTIONS AND EMPLOYEE BENEFIT PLANS

         The following Summary Compensation Table sets forth for the Company's President and all other executive officers whose total annual salary and bonuses exceeded $100,000, the amount and nature of all compensation awarded to, earned by or paid to such individual for the fiscal year indicated for services rendered in all capacities.

                                                               SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                               LONG TERM COMPENSATION
                               -------------------------------------------- ------------------------------------------------------
                                                                                         AWARDS                   PAYOUTS
                                                                            ---------------------------- --------------------
                                                                                          SECURITIES     LONG-TERM       ALL
                                                                            RESTRICTED    UNDERLYING     INCENTIVE      OTHER
      NAME AND                                                                STOCK       OPTIONS/SARS     PLAN      COMPENSATION
  PRINCIPAL POSITION           YEAR    SALARY($)    BONUS($)    OTHER($)    AWARDS(S)($)      (#)       PAYOUTS($)       ($)
  ------------------           ----    ---------    --------    --------    ------------     ----       ----------  -------------
Harry Kaplowitz(1)             1996    $138,000       $ --                                  20,000
President                      1995    $132,000     $10,251        --          --             --           --           --
                               1994    $120,000     $69,600        --          --           41,218         --           --


Dr. Robert J. Loane(2)         1996    $100,000       $ --                                   6,000
Senior Vice President and      1995    $100,000     $ 2,238        --          --             --           --           --
Chief Scientist                1994    $ 96,000     $13,920        --          --            7,000         --           --


Richard M. Tworek(3)           1996    $131,000       $  --                                 20,000
Senior Vice President          1995     $22,277          --        --          --             --           --           --


(1) - The amount reported above for the 1995 bonus was paid in April 1996. With respect to the 1994 bonus amount reported above, $27,840 was paid in August 1994 and the balance of $41,760 was paid in March 1995 and related to 1994 performance.

(2) - The amount reported above for the 1995 bonus was paid in April 1996. With respect to the 1994 bonus amount reported above, $5,568 was paid in August 1994 and the balance of $8,352 was paid in March 1995 and related to 1994 performance.

(3) - The employment of Richard M. Tworek commenced on October 11, 1995.

STOCK OPTIONS

     The following tables set forth certain information regarding the grant and exercise of options to purchase the Company's Common Stock with respect to the named executive officers during 1996.

                             OPTION GRANTS IN 1996
                               Individual Grants

                                   NUMBER OF
                                   SECURITIES             % OF TOTAL
                                   UNDERLYING             OPTIONS GRANTED
                                   OPTIONS                TO EMPLOYEES             EXERCISE           EXPIRATION
             NAME                  GRANTED (#)            DURING YEAR              PRICE($/SH)        DATE
             ----                  -----------            ---------------          -----------        ---------------
 Harry Kaplowitz                    20,000(*)                 8.1%                    $3.813             4/30/01

 Dr. Robert J. Loane                 6,000(*)                 2.4%                    $3.813             4/30/01

 Richard M. Tworek                  20,000(*)                 8.1%                    $3.813             4/30/01

* Exercisable in three equal annual installments commencing May 01, 1996. Balance exercisable in two equal annual installments commencing May 01, 1997.

                    AGGREGATE OPTION EXERCISES IN 1996 AND
                        DECEMBER 31, 1996 OPTION VALUES

                                                                                NUMBER OF
                                                                                SECURITIES           VALUE OF
                                                                                UNDERLYING           UNEXERCISED
                                                                                UNEXERCISED          IN-THE-MONEY
                                                                                OPTIONS AT           OPTIONS AT
                                                                                12/31/96 ($)         12/31/96 ($)

                                    SHARES ACQUIRED          VALUE              EXERCISABLE/         EXERCISABLE/
               NAME                 ON EXERCISE (#)          REALIZED           UNEXERCISABLE        UNEXERCISABLE

Harry Kaplowitz                           --                    --              93,251/19,295         $652,757/$135,065

Dr. Robert J. Loane                     5,444                $27,220            21,436/4,000          $150,052/$28,000

Richard M. Tworek                         --                    --               6,667/13,333          $46,669/$93,331


AGREEMENTS WITH EXECUTIVES

     During 1986, the Company entered into Executive Separation Agreements with Mr. Kaplowitz and Dr. Loane. In the event that either officer's employment is terminated involuntarily, without cause, following a change in control of the Company, as defined, that officer is entitled to separation pay equal to two years base salary and continuation of life and health insurance coverage for two years. Additionally, any type of pension or profit-sharing credited service will be extended for two years. There were no separation payments accrued or paid under the Executive Separation Agreements in 1996.

     As part of the acquisition by the Company of Merex, Inc. in October 1995, the Company entered into an Employment and Non-Compete Agreement, dated October 11, 1995, with Richard M. Tworek, pursuant to which Mr. Tworek is serving as Executive Vice President of the Company for a period of two years, and pursuant to which he receives annual compensation equal to a minimum base salary of $125,000, plus any bonus compensation as may be determined by the Company's Board of Directors. This Agreement also provides that should Mr. Tworek's employment with the Company cease at the end of his employment period or his earlier resignation or termination for cause, then Mr. Tworek shall not compete with the Company for an additional two year period thereafter with respect to any then existing client, customer or supplier of the Company.

DIRECTOR COMPENSATION

     During 1996, non-employee directors received an annual fee of $3,000 plus $500 per Board meeting or meeting of a Committee of the Board (fees for Committee meetings held on the same day as Board meetings are $100). During 1996, no Executive Committee meeting fees were accrued or paid to Executive Committee members. During 1996, Laurence C. Glazer, Isaac M. Pollak and Millard H. Pryor, Jr., as the members of the Compensation Committee, were each granted a non-qualified option under the Company's 1995 Stock Option Plan to purchase 4,000 shares of Common Stock at an exercise price of $4.313 per share. During 1997, non-employee directors will receive an annual fee amounting to $10,000, payable quarterly in shares of the Company's Common Stock. Any director who is an employee of the Company receives no additional compensation for serving as a director.

STOCK OPTION PLAN

     In 1995, the Board of Directors adopted and the Company's shareholders approved the 1995 Stock Option Plan (the "1995 Plan"), which (i) consolidated the Company's 1991 Incentive Stock Option Plan and 1992 Non-Qualified Stock Option Plan and (ii) provided for the automatic grant of stock options to the members of the Compensation Committee of the Company's Board of Directors. A total of 1,011,000 shares of Common Stock have been authorized for issuance under options granted and to be granted under the 1995 Plan at exercise prices which will not be less than 100% of the fair market value of the underlying shares on the date of grant of the option. As of April 4, 1997, options to purchase a total of 422,127 shares of Common Stock under the 1995 Plan, at prices ranging from $1.085 to $15.00 per share, were outstanding, including the 12,000 shares referred to above which underlie options granted in 1996 to members of the Compensation Committee. As of April 4, 1997, a total of 70,404 shares were available for options not yet granted.

STOCK WARRANT PURCHASE PLAN

     During 1987, the Board of Directors adopted a Stock Warrant Purchase Plan. The stock subject to this plan is authorized but unissued shares of Common Stock. The total number of shares which may be issued during the existence of the Plan is not to exceed 33,332, and the aggregate number of shares as to which warrants may be granted to any one individual during any calendar year shall not exceed 3,332. The purchase price of the shares under each warrant shall not be less than the fair market value of the shares at the time the warrant is granted. Each warrant shall continue for periods of up to seven years from the date of its grant.

     In 1996, no warrants were issued to directors of the Company. As of December 31, 1996, warrants to purchase 15,556 shares were outstanding, none of which are held by present directors.

OTHER INFORMATION

     For the year ended December 31, 1996, the Company made business management consulting fee payments totaling $120,000 to Bermuda Capital for the services of Mr. Richard T. Bueschel, the Company's Chairman.

     For the year ended December 31, 1996, the Company made payments totaling $75,000 to Huguenot Associates, Inc. for the consulting services of its President, Robert M. Leopold, a director of the Company. The Company is currently making payments of $7,500 per month to Huguenot Associates, Inc. for consulting services. In January 1996, the Company issued 8,000 shares of its Common Stock to Mr. Leopold for services rendered by him to the Company in connection with the acquisition of certain assets and liabilities of Merex, Inc. effected on October 11, 1995.

     On October 3, 1996, the Company extended a loan to Richard M. Tworek, a director and executive officer of the Company, in the principal amount of $70,000. The loan, proceeds of which were used by Mr. Tworek for personal reasons, bears annual interest of prime plus 1% and is payable by him on or before October 2, 1999. The principal amount of the loan outstanding as of March 31, 1997, was $70,000.

REPORTS UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. A Statement of Changes of Beneficial Ownership of Securities on Form 4 is required to be filed by the tenth day of the month following the month during which a change in a reporting person's beneficial ownership of securities occurred. An Annual Statement of Changes in Beneficial Ownership on Form 5 is required to be filed by February 15th of each year to report certain specified transactions, including transactions occurring during the prior year that were not timely reported on a Form 4.

     Based solely on its review of the reports filed under Section 16(a) of the Exchange Act, the Company believes that all reports of securities ownership and changes in such ownership required to be filed during 1996 were timely filed except that (i) a purchase of shares during November 1996 by Millard H. Pryor, Jr., a director of the Company, which should have been reported on a Form 4 for that month, was reported on a Form 5 filed in February 1997, and (ii) sales of shares during November and December 1996 by Richard T. Bueschel, Chairman of the Board of the Company, which should have been reported on Forms 4 for those months, were reported on a Form 5 filed in February 1997.

                      BENEFICIAL OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to each person or group known to be a beneficial owner of more than five percent of the Common Stock of the Company as of April 4, 1997. Each beneficial owner has sole voting and investment power with respect to such shares, unless otherwise specified below.

             NAME AND ADDRESS                                                        PERCENT
             OF BENEFICIAL OWNER                NUMBER OF SHARES                     OF CLASS
 ------------------------------------------------------------------------------------------------
 Richard T. Bueschel                                164,421(1)                          7.12%
 Suite 198
 48 Par-La-Ville Road
 Hamilton HM 11 Bermuda

 Harry Kaplowitz                                    151,235(2)                          6.55%
 Infodata Systems Inc.
 12150 Monument Drive
 Fairfax, VA 22033

 Richard M. Tworek                                  197,087(3)                          8.54%
 Infodata Systems Inc.
 12150 Monument Drive
 Fairfax, VA 22033

 University of Rochester                            294,992                            12.78%
 Wilson Boulevard
 Rochester, NY 14627

(1)  Includes 105,385 shares subject to presently exercisable stock options.

(2) Includes 99,917 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(3) Includes 13,333 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's shares of Common Stock owned on April 4, 1997, by each of the Company's directors and by all directors and executive officers as a group. Each person has sole voting and investment power with respect to such securities, unless otherwise specified below.

                                                AMOUNT AND NATURE OF                 PERCENT
             NAME OF INDIVIDUAL                 BENEFICIAL OWNERSHIP                 OF CLASS
 ------------------------------------------------------------------------------------------------
 Richard T. Bueschel                                164,421(1)                          7.12%
 Laurence C. Glazer                                  62,070(2)                          2.69%
 Harry Kaplowitz                                    151,235(3)                          6.55%
 Robert M. Leopold                                  112,446(4)                          4.87%
 Robert J. Loane                                     71,132(5)                          3.08%
 Isaac M. Pollak                                    104,372(6)                          4.52%
 Millard H. Pryor, Jr.                               22,828(7)                           .99%
 Richard M. Tworek                                  197,087(8)                          8.54%
 All directors and
 executive officers as a group (8 persons)           85,591(9)                         38.37%

(1)  Includes 105,385 shares subject to presently exercisable stock options.

(2)  Includes 9,332 shares subject to presently exercisable stock options.

(3) Includes 99,917 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(4)  Includes 59,270 shares subject to presently exercisable stock options.

(5)  Includes 23,436 shares subject to presently exercisable stock options.

(6) Includes 12,200 shares owned by LGP Ltd. Profit Sharing Trust for which Mr. Pollak has sole voting and investment power. Includes 21,774 shares subject to presently exercisable stock options.

(7)  Includes 4,666 shares subject to presently exercisable stock options.

(8) Includes 13,333 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(9) Includes 337,113 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP was engaged to perform an audit of the Company's financial statements for the year ended December 31, 1996. A representative of Arthur Andersen LLP is expected to be present at the Company's Annual Meeting of Shareholders, will be permitted to make a statement if he/she so desires, and will be available to respond to appropriate questions. The Audit Committee of the Board of Directors has not yet recommended an independent public accounting firm to audit the Company's financial statements for the year ending December 31, 1997.

                            SOLICITATION OF PROXIES

     The Company will bear the cost of solicitation of proxies. In additiyn to solicitation by the use of mails, some officers, without extra compensation, may solicit proxies personally and by telephone and telegraph. The Company may request banks, brokers, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of shares registered in their names. The Company will reimburse such persons for their expense incurred in such assistance.

                            SHAREHOLDERS' PROPOSALS

     Proposals of shareholders intended to be presented at the 1998 Annual Meeting must be received at the Company's Corporate Headquarters, 12150 Monument Drive, Fairfax, Virginia 22033, for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting, no later than December 15, 1997.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, to shareholders at the Annual Meeting, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment. Abstentions, broker non-votes, and withheld votes are voted neither "for" nor "against" a proposal, but are counted in the determination of a quorum.

     In accordance with the terms of indemnification agreements with each of its directors and officers, the Company maintained directors and officers liability insurance, $1,000,000 in the aggregate for the policy year, under an agreement with Genesis Insurance Company effective June 3, 1996. This policy covered each director and officer of the Company and required the payment of annual premiums totaling $37,460. During 1996, no sums were paid under this or any other indemnification insurance contract.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Harry Kaplowitz, President

Dated:     Fairfax, Virginia
           April 30, 1997

                                                                     EXHIBIT A

                             INFODATA SYSTEMS INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

     PURPOSE. The Infodata Systems Inc. 1997 Employee Stock Purchase Plan (the "Plan") is established to provide eligible employees of Infodata Systems Inc., a Virginia corporation, and its wholly-owned subsidiaries (the "Company"), with an opportunity to acquire a proprietary interest in the Company by the purchase of shares of common stock, par value $.03 per share (the "Common Stock") of the Company.

     The Company intends that the Plan shall qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), including any amendments or replacements of such Code section, and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

     An employee participating in the Plan (a "Participant") may withdraw such Participant's accumulated payroll deductions (if any) and terminate participation in the Plan or any Offering (as defined below) therein at any time during an Offering Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a "Purchase Right") which may or may not be exercised at the end of an Offering Period.

     ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of non-employee members of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if a committee has been appointed. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

     SHARE RESERVE. The maximum number of shares which may be issued under the Plan shall be 200,000 shares of the Company's authorized but unissued Common Stock or Common Stock which is treasury stock (the "Shares"). In the event that any Purchase Right for any reason expires or is canceled or terminated, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.

     ELIGIBILITY. Any employee of the Company is eligible to participate in the Plan except employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company within the meaning of section 423(b)(3) of the Code. Notwithstanding anything herein to the contrary, any individual performing services for the Company solely through a leasing agency or employment agency shall not be deemed an "employee" of the Company.

     OFFERING DATES.

          (a) OFFERING PERIODS. Except as otherwise provided below, the Plan shall be implemented by offerings (individually, an "Offering") of three (3) months duration (an "Offering Period"); commencing on January 1, April 1, July 1 and October 1 of each year (beginning with July 1, 1997) and ending on the first March 31, June 30, September 30 and December 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering. Eligible employees may not participate in more than one Offering at a time. The first day of an Offering Period shall be the "Offering Date" for such Offering Period and the last day of an Offering Period shall be the "Purchase Date" for such Offering Period. In the event the first day of an Offering Period is not a business day, the Offering Date shall be the first subsequent business day. In the event the last day of an Offering Period is not a business day, the Purchase Date shall be the first preceding business day.

          (b) GOVERNMENTAL APPROVAL; STOCKHOLDER APPROVAL. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Purchase Rights and/or the Shares, and (ii) obtaining stockholder approval of the Plan.

     PARTICIPATION IN THE PLAN.

          (a) INITIAL PARTICIPATION. An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Company's payroll office not later than the close of business for such payroll office on the last business day before such Offering Date (the "Subscription Date") a subscription agreement indicating the employee's election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company's payroll office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent
Offering Period unless such employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

          (b) CONTINUED PARTICIPATION. A Participant shall automatically participate in the Offering Period commencing immediately after the Purchase Date of each Offering Period in which the Participant participates until such time as such Participant (i) ceases to be eligible as provided in paragraph 4,
(ii) withdraws from the Plan pursuant to paragraph 11(b) or (iii) terminates employment as provided in paragraph 12. If a Participant automatically may participate in a subsequent Offering Period pursuant to this paragraph 6(b), then the Participant is not required to file any additional subscription agreement for such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective subscription agreement.

     RIGHT TO PURCHASE SHARES. Subject to the terms and limitations set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase that number of whole Shares determined in accordance with paragraphs 8 and 9 hereof.

     8. PURCHASE PRICE. The purchase price at which Shares may be acquired in a given Offering Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the "Offering Exercise Price") shall be set by the Board; provided, however, that the Offering Exercise Price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of the Offering Period, or (b) the fair market value of the Shares on the Purchase Date of the same Offering Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering Period or (b) the fair market value of the Shares on the Purchase Date of such Offering Period. The fair market value of the Shares on the applicable dates shall be the closing price quoted on the National Association of Securities Dealers Automated Quotation System (or the average of the closing bid and asked prices if the Shares are so quoted instead and the quoted closing price is not readily available), or as reported on such other stock exchange or market system if the Shares are traded on such other exchange or system instead, or as determined by the Board if the Shares are not so reported.

         PAYMENT OF PURCHASE PRICE. Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period. For purposes of the Plan, a Participant's "Compensation" with respect to an Offering (a) shall include all salaries, before deduction for any contributions to any plan maintained by the Company and described in Section 401(k) or Section 125 of the Code, and (b) shall not include commissions, advances paid against future commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, long-term disability, worker's compensation or any other payments not specifically referenced in (a). Except as set forth below, the amount of Compensation to be withheld from a Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement.

          (a) ELECTION TO DECREASE WITHHOLDING. During an Offering Period, a Participant may elect to decrease the amount withheld from his or her Compensation by filing an amended subscription agreement with the Company on or before the "Change Notice Date." The "Change Notice Date" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant may not elect to increase the amount withheld from the Participant's Compensation during an Offering Period.

          (b) LIMITATIONS ON PAYROLL WITHHOLDING. The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be in one percent (1%) increments not to exceed fifteen percent (15%) of the Participant's Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll withholding effective as of a future Offering Date, as determined by the Board. Amounts withheld shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.

          (c) PAYROLL WITHHOLDING. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.


          (d) PARTICIPANT ACCOUNTS. Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

          (e) NO INTEREST PAID. Interest shall not be paid on sums withheld from a Participant's Compensation.

          (f) EXERCISE OF PURCHASE RIGHT. Subject to the limitations contained in paragraph 10 of the Plan, on the Purchase Date of an Offering Period each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Offering Exercise Price. No Shares shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

          (g) RETURN OF CASH BALANCE. Any cash balance remaining in the Participant's account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant's account and applied toward the purchase of Shares in the subsequent Offering Period.

          (h) TAX WITHHOLDING. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise upon exercise of the Purchase Right and/or upon disposition of Shares, respectively. The Company may, but shall not be obligated to (except as required by federal or state law), withhold from the Participant's Compensation the amount necessary to meet such withholding obligations.

          (i) COMPANY ESTABLISHED PROCEDURES. The Company may, from time to time, establish (i) a minimum required withholding amount for participation in an Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iv) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of subscription agreements, and/or (v) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan and in accordance with the requirements of section 423 of the Code.

          (j) EXPIRATION OF PURCHASE RIGHT. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

     LIMITATIONS ON PURCHASE OF SHARES: RIGHTS AS A STOCKHOLDER.

          (a) FAIR MARKET VALUE LIMITATION. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of section 423 of the Code sponsored by the Company) at a rate which exceeds $25,000 in fair market value, which fair market value is determined for Shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

          (b) PRO RATA ALLOCATION. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

          (c) RIGHTS AS A STOCKHOLDER AND EMPLOYEE. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate(s) for the Shares being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

     WITHDRAWAL.

          (a) WITHDRAWAL FROM AN OFFERING. A Participant may withdraw from an Offering by signing and delivering to the Company's payroll office, a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any subsequent Offerings. A Participant is prohibited from again participating in the same Offering at any time after withdrawing from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company's payroll office for a reasonable period prior to the effectiveness of the Participant's withdrawal from an Offering.

          (b) WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company's payroll office. Withdrawals made after a Purchase Date for an Offering Period shall not affect Shares acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company s payroll office for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

          (c) RETURN OF PAYROLL DEDUCTIONS. Upon withdrawal from an Offering or the Plan, the Participant's accumulated payroll deductions which have not been applied toward the purchase of Shares shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering and/or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan following the Participant's withdrawal.

          (d) PARTICIPATION FOLLOWING WITHDRAWAL; RESALES OF SHARES BY SECTION 16 PERSONS. A Section 16 Person (as defined below) may not sell Shares acquired by such Section 16 Person under the Plan until such Shares have been held by such Section 16 Person for at least six (6) months. In addition, a
Section 16 Person who is deemed to "cease participation" in the Plan within the meaning of either Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and amended from time to time or any successor rule or regulation ("Rule 16b- 3"), as a consequence of his or her withdrawal from an Offering pursuant to paragraph 11(a) above, withdrawal from the Plan pursuant to paragraph 11(b) above, or reduction in withholding pursuant to paragraph 9(a) above, shall not again participate in the Plan for at least six (6) months after the date of such withdrawal. A "Section 16 Person" shall include an employee who is also an officer or director of the Company subject to Section 16 of the Exchange Act.

          (e) WAIVER OF WITHDRAWAL RIGHT. The Company may, from time to time, establish a procedure pursuant to which a Participant may elect (an "Irrevocable Election"), prior to the commencement of an Offering Period, to have all payroll deductions accumulated in his or her Plan account as of one or more subsequent Purchase Dates applied to purchase shares under the Plan, and (i) to waive his or her right to withdraw from the Offering or the Plan, and (ii) to waive his or her right to increase, decrease, or cease payroll deductions from his or her Compensation for such Offering during the time such election is in effect. Such election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on a date prior to the first day of the Offering Period for which such election is to first be effective, as determined by the Company. (In order to comply with Rule 16b-3, a Section 16 Person (as defined in paragraph 11(d) above) who does not make such an Irrevocable Election may be required to hold any Shares acquired on a Purchase Date for at least six (6) months following such Purchase Date.)

     TERMINATION OF EMPLOYMENT. Termination of a Participant's employment with the Company for any reason, including retirement, disability or death, or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 12. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above.

     TRANSFER OF CONTROL. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

          (a) any acquisition of the Company's stock or any reorganization as defined in section 368(a)(1) of the Code to which the Company is a party as defined in section 368(b) of the Code and in which the Company is not the surviving corporation or is not immediately after the reorganization engaged in the active conduct of a trade or business or in which the stockholders of the Company will own less than fifty percent (50%) of the voting securities of the surviving corporation; or

          (b) any sale or conveyance of substantially all of the net assets of the Company, unless immediately after such sale the Company is engaged in the active conduct of a trade or business.

     In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under the Plan or substitute rights to purchase the Acquiring Corporation's stock for outstanding Purchase Rights, unless the Company's Board otherwise agrees. In the event that, with the Board's consent, the Acquiring Corporation elects not to assume or substitute for such outstanding Purchase Rights in connection with a merger in which the Company is not the surviving corporation or a reverse triangular merger in which the Company is the surviving corporation where the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger, the Board may, but shall not be obligated to, provide that any outstanding Purchase Rights shall be exercised as of the date of the Transfer of Control, as the Board so determines. The exercise of any Purchase Right that was permissible solely by reason of this paragraph 13 shall be conditioned upon the consummation of the Transfer of Control. Any Purchase Rights which are neither assumed or substituted for by the Acquiring Corporation nor exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

     CAPITAL CHANGES. In the event of changes in the common stock of the Company due to a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, or like change in the Company's capitalization, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale or other reorganization, appropriate adjustments shall be made by the Company in the securities subject to purchase under a Purchase Right, the Plan's share reserve, the number of shares subject to a Purchase Right, and in the purchase price per share.

     NON-TRANSFERABILITY. A Purchase Right may not be transferred in any manner and shall be exercisable during the lifetime of the Participant only by the Participant. The Company, in its absolute discretion, may impose such restrictions on the transferability of the Shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such Shares.

     REPORTS. Each Participant who exercised all or part of his or her Purchase Right for an Offering Period shall receive, as soon as practicable after the Purchase Date of such Offering Period, a report of such Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased, the fair market value of such Shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant's account pursuant to paragraph 9(g) above, if any.

     PLAN TERM. This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued, whichever shall first occur.

     RESTRICTION ON ISSUANCE OF SHARES. The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

     LEGENDS. The Company may at any time place legends or other identifying symbols referencing any applicable federal, state and/or foreign securities restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this paragraph.

     NOTIFICATION OF SALE OF SHARES. The Company may require the Participant to give the Company prompt notice of any disposition of Shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing Shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

     AMENDMENT OR TERMINATION OF THE PLAN. The Board may at any time amend or terminate the Plan, except that such termination shall not affect Purchase Rights previously granted under the Plan, nor may any amendment make any change in a Purchase Right previous ly granted under the Plan which would adversely affect the right of any Participant (except as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the Code or to obtain qualification or registration of the Shares under applicable federal, state or foreign securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan.

                                                                         PROXY


                             INFODATA SYSTEMS INC.


     The undersigned hereby appoints CURTIS D. CARLSON and HARRY KAPLOWITZ, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the 1997 annual meeting of shareholders and to vote all shares of common stock of Infodata Systems Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at The Penn Club of New York, 30 West 44th Street, New York, New York 10036, on Wednesday, May 28, 1997, at 10:00 a.m. and at all adjournments thereof upon the following matters:

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 LISTED ON THE REVERSE SIDE. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING.

                 (Continued, and to be signed on reverse side)

                             FOLD AND DETACH HERE

         Please mark
         your vote
         as this example

                  FOR               WITHHOLD
1.  Election      [ ]                 [ ]
    of Directors

  Nominees: Richard T. Bueschel, Laurence C.Glazer
  Harry Kaplowitz, Robert M. Leopold, Issac M. Pollak and Millard H. Pryor, Jr.

  FOR, except vote withheld from the following nominees:

  ___________________________________________________________
  The Board of Directors recommends a vote FOR the nominees.


                                    FOR     AGAINST     ABSTAIN
2.  Approval of 1997 Employee       [ ]       [ ]         [ ]
    Stock Purchase Plan


 Change of                 I plan to                 I do not plan
 Address   [ ]             attend the   [ ]          to attend the   [ ]
                           meeting                   meeting


   SIGNATURE(S)_____________________DATE_____________
   NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.